EXHIBIT 4.2.1

Note: Confidential treatment has been requested for certain portions of this exhibit. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Supplemental Agreement No. 16

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

(formerly known as Lan Chile S.A.)

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT`, entered into as of the 11th day of November 2004, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and LAN Airlines S.A., a Chile corporation (hereinafter called Customer);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as “Aircraft”), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the “Purchase Agreement;” and

WHEREAS, Customer and Boeing have come to agreement on the purchase and sale of four 767-300 Aircraft with scheduled delivery months of January, June, September and December of 2006,

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above change;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.	Quantity, Model, and Description.

1.1          Purchase of Four Additional Boeing Model 767 Aircraft. This Supplemental Agreement amends the Purchase Agreement to reflect the purchase by customer of one 767-316F Aircraft and three 767-316ER Aircraft.

1.2.         Aircraft Description for 767-316F Aircraft. Boeing will manufacture and sell to Customer, and Customer will purchase from Boeing, the Aircraft described in the attached Aircraft Information Table No. 5. This attached Aircraft Information Table No. 5 includes the detail specification number of Customer’s Aircraft and will replace in its entirety the prior Table No. 5.

1.3.         Aircraft Description for 767-316ER Aircraft. Boeing will manufacture and sell to Customer, and Customer will purchase from Boeing, the Aircraft described in the attached Aircraft Information Table No. 6. This attached Aircraft Information Table No. 6 contains preliminary specification information for the 767-316ER Aircraft which is in the process of being finalized.

2.            Aircraft Delivery Schedule. The scheduled delivery month of each of the additional Aircraft is set forth in the attached Aircraft Information Tables No. 5 and 6.

3.            Price. The Aircraft Basic Price and each component thereof and the Advance Payment Base Price for each of the additional Aircraft.

3.1.	Payment.

3.1.1.      Boeing acknowledges that Customer has paid deposit payments to Boeing on October 28, 2004 in the amount of $140,000 for each of the Aircraft.

3.1.2.      Customer will make Advance Payments to Boeing in the amount of 30% of the Advance Payment Base Price for each of the Aircraft. These payments will begin with a payment of 1%, less any deposit previously paid to Boeing. Additional payments for the Aircraft are due on the first business day of the months and in the amounts set forth in the attached Aircraft Information Tables No. 5 and 6.

3.1.3.      The total amount of Advance Payments due upon the date of this Supplemental Agreement will include all Advance Payments that are or were due on or before such date in accordance with the Advance Payment Schedule set forth in the attached Aircraft Information Tables No. 5 and 6.

3.1.4.      Any payments due to Boeing shall be made via wire transfer to the Boeing bank account as identified below.

[***]

4.	Miscellaneous.

4.1.         Table of Contents. Remove and replace in its entirety the Table of Contents, with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 16.

4.2.         Letter Agreement. Remove and replace in its entirety Letter Agreement 6-1162-LAJ-0895 entitled [***] and replace it with the revised Letter Agreement 6-1162-LAJ-0895R1 entitled [***] and attached hereto.

4.3.	Confidentiality.

Each of Customer and Boeing understand that the information contained in this Supplemental Agreement is considered confidential. Each of Customer and Boeing agrees to treat this Supplemental Agreement as confidential and will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any third parties other than as required by applicable law or by the Export-Import Bank of the United States.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

2

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	LAN AIRLINES S.A.
By____[Illegible]_________	By____[Illegible]____________
Its Attorney-In-Fact	Its Senior VP Corporate Investments

3

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

ARTICLES

1.	Quantity, Model and Description	SA 16
2.	Delivery Schedule	SA 16
3.	Price	SA 16
4.	Payment	SA 16
5.	Miscellaneous	SA 16

TABLE

1.	Aircraft Information Table	SA 1
2.	Aircraft Information Table	SA 1
3.	Aircraft Information Table	SA 8
4.	Aircraft Information Table	SA 11
5.	Aircraft Information Table 767-316F Aircraft	SA 16
6.	Aircraft Information Table 767-316ER Aircraft	SA 16

EXHIBIT

A.	Aircraft Configuration
A-1	Aircraft Configuration	SA 1
A-2	Aircraft Configuration	SA 5
A-3	Aircraft Configuration	SA 10
A-4	Aircraft Configuration 767-316F Aircraft	SA 15
A-5	Aircraft Configuration 767-316ER Aircraft	SA 16

B.	Aircraft Delivery Requirements and Responsibilities	SA 1

SUPPLEMENTAL EXHIBITS

BFE1.	BFE Variables	SA 1
CS1.	Customer Support Variables	SA 1
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 13
SLP1.	Service Life Policy Components

LETTER AGREEMENTS

2126-1	Seller Purchased Equipment
2126-2	Cabin Systems Equipment
2126-3R4	[***]	SA 13

i

RESTRICTED LETTER AGREEMENTS

6-1162-DMH-350	[ * * *]

6-1162-DMH-351	[ * * *]

6-1162-DMH-472	[ * * *]	SA 1

6-1162-DMH-475	[ * * *]	SA 1

6-1162-DMH-1031R2	[ * * *]	SA 9

6-1162-LAJ-311	[ * * *]	SA 11

6-1162-LAJ-0895	[ * * *]	SA 14

6-1162-LAJ-0895R1	[ * * *]	SA 16

ii

Aircraft Information Table No. 5

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTGW:	767-300F	412,000	Detail Specification:	D019T002LAN63F-1 (4/2004)
Engine Model:	CF6-80C2B6F		Airframe Price Base Year:	Jul-03
Airframe Price:		$109,022,000	Engine Price Base Year:	Jul-03
Optional Feature:		$ 1,410,200
Sub-Total of Airframe and Features:		$110,432,200	Airframe Escalation Data:
Engine Price (Per Aircraft):		$ 18,424,006	Base Year Index (ECI):	165.00
Aircraft Basic Price (Excluding BFE/SPE):		$128,856,206	Base Year Index (ICI):	136.80
Bayer Furnished Equipment (BFE) Estimate		$ 0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$ 1,418,000	Base Year Index (CPI):	151.980
Refundable Deposit per Aircraft at Proposal Acceptance:		$ 140,000

Delivery Date	Number of Aircraft	EscalationFactor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts, Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 38%
Jul-2005	1	1.0607	1.0690	34245	$138,381,000	$1,243,810	$5,535,240	$6,919,050	$41,514,300
Oct-2005	1	1.0689	1.0760	34246	$139,415,000	$1,254,150	$5,576,600	$6,970,750	$41,824,500
Jun-2006	1	1.0960	1.1080	34629	$143,001,000	$1,290,010	$5,720,040	$7,150,050	$42,900,300

1

Aircraft Information Table No. 6

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412,000	Detail Specification:	D019T001-E (November 2003)
Engine Model: CF6-80C2B6F		Airframe Price Base Year/Escalation Formula:	Jul-03	Fixed Factor ECI-W Airframe
Airframe Price:	$ 97,098,000	Engine Price Base Year/Escalation Formula:	Jul-03	GE CF6-80 (99 rev.)
Optional Features:	$ 7,622,700
Sub-Total of Airframe and Features:	$104,720,700	Airframe Escalation Data:
Engine Price (Per Aircraft):	$ 18,424,006	Base Year Index (BCI):	N/A
Aircraft Basic Price (Excluding BFE/SPE):	$123,144,706	Base Year Index (ICI):	N/A
Buyer Furnished Equipment (BFE) Estimate:	$ 0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$ 2,950,000	Base Year Index (CPI):	151.980
Refundable Deposit/Aircraft at Proposal Accept:	$ 140,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts, Due/Mos. Prior to Delivery)
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 38%
Jan-2006	1	1.0854	1.0950	34626	$137,040,000	$1,230,400	$5,481,600	$6,852,000	$40,972,000
Sep-2006	1	1.1047	1.1140	34627	$139,468,000	$1,254,680	$5,578,720	$6,973,400	$41,700,400
Dec-2006	1	1.1140	1.1210	34628	$140,598,000	$1.265,980	$5,623,920	$7,029,900	$42,039,400

2

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Exhibit A-5 to Purchase Agreement Number 2126

AIRCRAFT CONFIGURATION

Relating to

BOEING MODEL 767-316ER AIRCRAFT

THE LAN AIRCRAFT

The Detail Specification for the Aircraft is based on Boeing Customer Detail Specification D019T001-1 dated November 2003 and is in the process of development.

The Optional Features and Changes utilized for the initial pricing are based on the last delivered 767-316ER Aircraft and will be updated when the basic configuration is completed.

1

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-LAJ-0895R1

Lan Airlines, S.A.

Santiago, Chile

Subject:	[***]
Reference:

Purchase Agreement No. 2126 (The Purchase Agreement) between The Boeing Company (Boeing) and Lan Chile S.A. (formerly known as Lan Chile S.A) (Customer) relating to Model 767-316F and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-LAJ-0895 dated April 20, 2004.

1.	Credit Memorandum.

In consideration of Customer purchasing the Aircraft, Boeing will provide concurrent with the delivery of each Model 767-316F and each Model 767-316ER Aircraft contained on the Aircraft Information Tables No. 5 and 6 of the Purchase Agreement a credit memorandum equal to [***] of the escalated Airframe Price. This credit memorandum may be used for the purchase of any Boeing goods and services including aircraft but the credit memorandum may not be used for advance payments.

2.	Export License.

Customer understands and confirms that it is Customer’s responsibility to obtain any required Export License from the relevant U.S. authority. Without accepting any liability for any failure to do so. Boeing will use reasonable endeavors to alert Customer to any regulatory changes of which Boeing becomes aware and which require Buyer to obtain such Export License.

3.	Warranty Modification.

Notwithstanding paragraph 3.2 of Part 2 of Exhibit C to the AGTA, Boeing agrees that the warranty period for a Corrected Boeing Product resulting from a defect in material or workmanship is 6 months or the remainder of the initial warranty period, whichever is longer.

4.	[***]
5.	[***]
6.	[***]

2

7.	Payment Due at Signing of Supplemental Agreement No. 14.

                       Notwithstanding payment requirements described in Supplemental Agreement No. 14, Customer may defer the payment (s) that would otherwise be required at signing to any date on or before May 6, 2004.

8.	[***]
9.	[***]
10.	[***]
11.	[***]
12.	[***]
13.	[***]
14.	[***]

15.	[***]
16.	[***]
16.1	[***]
16.2	[***]
16.3	[***]
16.3.1	[***]
16.3.2	[***]
16.3.3	[***]
17.	Aircraft Information Tables and Advance Payments.

Because of the flexibility described above, Aircraft Information Tables are attached to this business offer to establish the Aircraft Delivery, Description, Price and Advance Payments in those cases where a change will be made to the Default Aircraft Decision. In any case where a change to Aircraft Information Tables No. 5 or 6 is required, Boeing will provide Customer with each such revised aircraft information table which will be incorporated into Purchase Agreement 2126 without any additional signatures or authority from either party. If a change to the Purchase Agreement causes the Advance Payments being held for a particular aircraft to change, Boeing will invoice Customer if more advance payments are required and Boeing will provide a refund to Customer if Boeing is holding more advance payments than are required because of the change.

3

18.	Payment Due at Signing of Supplemental Agreement No. 16.

Notwithstanding payment requirements described in Supplemental Agreement No. 16 to Purchase Agreement No. 2126, Customer may defer without interest the payment required at signing to any date on or before November 12, 2004.

19.	[***]
20.0.	Confidentiality.

Each of Customer and Boeing understand that the information contained in this Letter Agreement is considered confidential. Each of Customer and Boeing agree to treat this Letter Agreement as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any third parties, other than as required by applicable law or the Export-Import Bank of the United States.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	[Illegible]
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 11th, 2004

LAN AIRLINES S.A.

By	[Illegible]
Its	Senior VP Corporate Investments

4

Aircraft Information Table

to LA 6-1162-LAJ-0895R1

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412,000	Detail Specification:	D019T001-E (November 2003)
Engine Model: CP6-80C2B6F		Airframe Price Base Year/Escalation Formal:	Jul-03	Fixed Factor ECI- Airframe
Airframe Price:	$ 97,098,000	Engine Price Base Year/Escalation Formula:	Jul-03	GE CF6-80 (99 rev.)
Optional Features:	$ 7,622,700
Sub-Total of Airframe and Features:	$104,720,700	Airframe Escalation Data:
Engine Price (Per Aircraft);	$ 18,424,006	Base Year Index (ECI):	N/A
Aircraft Basic Price (Excluding BFE/SPE):	$123,144,706	Base Year Index (ICI):	N/A
Buyer Furnished Equipment (BFE) Estimate:	$ 0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$ 2,950,000	Base Year Index (CPI):	151.980

Refundable Deposit/Aircraft at Proposal Accept:	$ 140,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Jun-2006	1	1.0960	1.1080	34629	$138,421,000	$1,244,210	$5,536,840	$6,921,050	$41,386,300

5

Aircraft Information Table

to Letter Agreement No. 6-1162-LAJ-0895R1

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTGW: 767-300F 412,000		Detail Specification:	D019T002LAN63F-1 (4/2004)
Engine Model: CF6-80C2B6F		Airframe Price Base Year:	Jul-03
Airframe Price:	$109,022,000	Engine Price Base Year:	Jul-03
Optional Features:	$ 1,410,200
Sub-Total of Airframe and Features:	$110,432,200	Airframe Escalation Data:
Engine Price (Per Aircraft):	$ 18,424,006	Base Year Index (ECI):		165.00
Aircraft Basic Price (Excluding BFE/SPE):	$128,856,206	Base Year Index (ICI):		136.80
Buyer Furnished Equipment (BFE) Estimate:	$ 0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$ 1,418,000	Base Year Index (CPI):		151.980

Refundable Deposit per Aircraft at Proposal Acceptance:	$ 140,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 38%
Sep-2006	1	1.1047	1.1114	34627	$144,086,000	$1,300,860	$5,763,440	$7,204,300	$43,225,800
Dec-2006	1	1.1140	1.1210	34628	$145,255,000	$1,312,550	$5,810,200	$7,262,750	$43,576,500

6

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-LAJ-956

February 4, 2005

LAN Airlines S.A.

Santiago, Chile

Subject:	[ * * * ]
Reference:

Purchase Agreement No. 2126 (The Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (formerly known as Lan Chile S.A.) (Customer) relating to Model 767-316F and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[ * * * ]
2.	Confidentiality.

                Customer and Boeing understand that the information contained in this Letter Agreement is considered confidential. Each of Customer and Boeing agree to treat this Letter Agreement as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any third parties, other than as required by applicable law or by the Export-Import Bank of the United States.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

7

Very truly yours,

THE BOEING COMPANY

By	[Illegible]
Its	Attorney-In-Fact

LAN Airlines S.A.

By	[Illegible]
Its	Senior VP Corporate Investments

8

Supplemental Agreement No. 17

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

(Formerly known as Lan Chile S.A.)

Relating to Boeing Model 767-316ER, Model, 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 21st day of January 2005, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and LAN Airlines S.A, a Chile corporation (hereinafter called “Customer”);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998, relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as “Aircraft”), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the “Purchase Agreement”; and

WHEREAS, Customer and Boeing have come to agreement on the configuration of the recently purchased 767-316ER aircraft with scheduled delivery months of January, September and December of 2006;

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above change;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.

Aircraft Description for 767-316ER Aircraft. This Supplemental Agreement includes configuration of Customer’s 2006 767-316ER Aircraft as summarized in the attached Exhibit A-5 entitled Aircraft Configuration for 767-316ER Aircraft.

2.	Miscellaneous.

2.1. Table of Contents. Remove and replace in its entirety the Table of Contents, with the revised Table of Contents attached hereto.

P.A. 2126	Page 1	SA 17

2.2. Aircraft Information Table No 6. Remove and replace in its entirety the Aircraft Information Table No. 6, with the revised Aircraft Information Table No. 6 attached hereto.

2.3. Exhibit A-5. Remove and replace in its entirety the Exhibit A-5 Aircraft Configuration for 767-316ER Aircraft with the revised Exhibit A-5 Aircraft Configuration for 767-316ER Aircraft attached hereto.

2.4. Letter Agreement 2126-2R1. Remove and replace in its entirety Letter Agreement 2126-2 Cabin Systems Equipment with the revised 2126-2R1 Cabin Systems Equipment attached hereto.

3.	Confidentiality.

Customer and Boeing understand that the information contained in this Supplemental Agreement is considered confidential. Each of Customer and Boeing agree to treat this Supplemental Agreement as confidential and will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any third parties, other than as required by applicable law or by the Export-Import Bank of the United States.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY By [Illegible]	LAN AIRLINES S.A. By [Illegible]
Its Attorney-In-Fact	Its Senior VP Corporate Investments

P.A. 2126	Page 2	SA 17

Aircraft Information Table No. 6

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412,000	Detail Specification: D019T001LAN63E-1 (Jan 20, 2005)
Engine Model: CF6-80C2B6F		Airframe Price Base Year/Escalation Formula:	Jul-03 Fixed Factor ECI-W Airframe
Airframe Price:	$ 97,098,000	Engine Price Base Year/Escalation Formula:	Jul-03 GE CF6-80 (99 rev.)
Optional Features:	$ 5,784,000
Sub-Total of Airframe and Features:	$102,882,000	Airframe Escalation Data:
Engine Price (Per Aircraft):	$ 18,424,006	Base Year Index (ECI):	N/A
Aircraft Basic Price (Excluding BFE/SPE):	$121,306,006	Base Year Index (ICI):	N/A
Buyer Furnished Equipment (BFE) Estimate:	$ 0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$ 5,050,000	Base Year Index (CPI):	151.980

Refundable Deposit/Aircraft at Proposal Accept:	$ 140,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Jan-2006	1	1.0854	1.0950	34626	$137,040,000	$1,230,400	$5,481,600	$6,852,000	$40,972,000
Sep-2006	I	1.1047	1.1140	34627	$139,468,000	$1,254,680	$5,578,720	$6,973,400	$41,700,400
Dec-2006	I	1.1140	1.1210	34628	$140,598,000	$1,265,980	$5,623,920	$7,029,900	$42,039,400

LAN P.A. 2126, SA 17	Boeing Proprietary	Page 1 of 1

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF and Model 767-316F Aircraft

P.A. 2126	SA 17

ARTICLES

A.	Quantity, Model and Description	SA 16
B.	Delivery Schedule	SA 16
C.	Price	SA 16
D.	Payment	SA 16
E.	Miscellaneous	SA 16

TABLE

F.	Aircraft Information Table	SA 1
G.	Aircraft Information Table	SA 1
H.	Aircraft Information Table	SA 8
I.	Aircraft Information Table	SA 11
J.	Aircraft Information Table 767-316F Aircraft	SA 16
K.	Aircraft Information Table 767-316ER Aircraft	SA 17

EXHIBIT

A.	Aircraft Configuration
A-1	Aircraft Configuration	SA 1
A-2	Aircraft Configuration	SA 5
A-3	Aircraft Configuration	SA 10
A-4	Aircraft Configuration 767-316F Aircraft	SA 15
A-5	Aircraft Configuration 767-316ER Aircraft	SA 17
B.	Aircraft Delivery Requirements and Responsibilities	SA 1

SUPPLEMENTAL EXHIBITS

BFE1.	BFE Variables	SA 1
CS1.	Customer Support Variables	SA 1
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 13

SLP1.                       Service Life Policy Components

LETTER AGREEMENTS

2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	SA 17
2126-3R4	[***]	SA 13

P.A. 2126	1	SA 17

RESTRICTED LETTER AGREEMENTS
6-1162-DMH-350	[***]
6-1162-DMH-351	[***]
6-1162-DMH-472	[***]	SA 1
6-1162-DMH-475	[***]	SA 1
6-1162-DMH-1031R2	[***]	SA 9
6-1162-LAJ-311	[***]	SA 11
6-1162-LAJ-0895	[***]	SA 14
6-1162-LAJ-0895R1	[***]	SA 16

P.A. 2126	Page 2	SA 17

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Exhibit A-5 to Purchase Agreement Number 2126

P.A. 2126	A-5 BOEING PROPRIETARY	SA 17

AIRCRAFT CONFIGURATION

Relating to

BOEING MODEL 767-316ER AIRCRAFT

THE LAN AIRCRAFT

The Detail Specification is Boeing Detail Specification D019T001LAN63E-1 January 20, 2005. Such Detail Specification will be comprised of Boeing Configuration Specification D019T001 Revision E dated November 5, 2003 as amended to incorporate the Options on the following pages, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. 2126	A-5 BOEING PROPRIETARY	SA 17

Exhibit A-5
CR	Title	Jul 2003 DLRS Per A/C
[***]

P.A. 2126 SA 17	BOEING PROPRIETARY	Page 1 of 7

2126-2R1

LAN Airlines

S.A. Santiago, Chile

Subject:	Installation of Cabin Systems Equipment
Reference:	Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316ER aircraft (the Aircraft)

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft the inflight entertainment and cabin communications systems (IFE/CCS) described in Attachment A to this Letter Agreement.

Because of the complexity of the IFE/CCS, special attention and additional resources will be required during the development, integration, certification, and manufacture of the Aircraft to achieve proper operation of the IFE/CCS at the time of delivery of the Aircraft. To assist Customer, Boeing will perform the functions of project manager (the Project Manager) as set forth in Attachment B.

1.	Responsibilities.
1.1	Customer will:
1.1.1	Provide Customer’s IFE/CCS system requirements to Boeing;

1.1.2      Select the IFE/CCS suppliers (Suppliers) identified in the Change Requests listed in Attachment A to this Letter Agreement;

1.1.3      Participate with Boeing in meetings with Suppliers to ensure that Supplier’s functional system specifications meet Customer’s and Boeing’s respective requirements. Such functional systems specifications define functionality to which Boeing will test prior to delivery but is not a guarantee of functionality at delivery;

1.1.4	Select Supplier part numbers;

1.1.5      Negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

1.1.6      Provide pricing information for part numbers selected above to Boeing by a mutually selected date;

P.A. 2126 SA 17	BOEING PROPRIETARY

LAN Airlines S.A.

2126-2R1

1.1.7	Negotiate and obtain agreements with any required service providers; and

1.1.8         Include in Customer’s contract with any seat supplier a condition obligating such seat supplier to enter into and comply with a Boeing approved bonded stores agreement. This bonded stores agreement will set forth the procedures concerning the use, handling and storage for the Boeing owned IFE/CCS equipment during the time such equipment is under the seat supplier’s control.

1.1.9	[***]
1.2	Boeing will:
1.2.1	Perform the Project Manager functions stated in Attachment B;
1.2.2	Provide Aircraft interface requirements to Suppliers;

1.2.3      Assist Suppliers in the development of their IFE/CCS system specifications and approve such specifications;

1.2.4      Negotiate terms and conditions (except for price, product assurance, product support following Aircraft delivery and any other special business arrangements) and enter into contracts with Suppliers and manage such contracts for the IFE/CCS;

1.2.5	Coordinate the resolution of technical issues with Suppliers;

1.2.6      Ensure that at time of Aircraft delivery the IFE/CCS configuration meets the requirements of the Change Requests contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

1.2.7      Obtain FAA certification of the Aircraft with the IFE/CCS installed therein.

2.	Software.

IFE/CCS systems may contain software of the following two types.

2.1          Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

2.2          Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

2.2.1      Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software.

P.A. 2126 SA 17	BOEING PROPRIETARY

LAN Airlines S.A.

2126-2R1

Boeing will not perform the functions and obligations described in paragraph 1.2 above, nor the Project Manager’s functions described in Attachment B, for Customer’s Software.

2.2.2      The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

2.2.3      Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

2.2.4      Boeing will not be responsible for obtaining FAA certification for Customer’s Software.

3.	Changes.
3.1	[***]
3.2	[***]
3.3	[***]
3.4	[***]
4.	Supplier Defaults.

Boeing shall notify Customer in a timely manner in the event of a default by a Supplier under the Supplier’s contract with Boeing. Within 15 days of Customer’s receipt of such notification, Boeing and Customer shall agree through negotiations on an alternative Supplier or other course of action. If Boeing and Customer are unable to agree on an alternative Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 shall apply.

5.	Exhibits B and C to the AGTA.

IFE/CCS is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

6.	Boeing’s Remedies.

If Customer does not comply with any of its obligations set forth herein, Boeing may:

6.1	[***]
6.2	[***]
6.3	[***]

P.A. 2126 SA 17	BOEING PROPRIETARY

LAN Airlines S.A.

2126-2R1

7.	Advance Payments.
7.1	[***]
7.2	[***]
8.	Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft arising out of or in any way connected with any nonconformance or defect in any IFE/CCS, or in the installation thereof or in the provision of services hereunder, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the IFE/CCS.

9.	Title and Risk of Loss.

Title and risk of loss of IFE/CCS equipment will remain with Boeing until the Aircraft title is transferred to Customer.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By [Illegible]
Its Attorney-In-Fact

P.A. 2126 SA 17	BOEING PROPRIETARY

LAN Airlines S.A.

2126-2R1

ACCEPTED AND AGREED TO this

Date: January 21, 2005

LAN AIRLINES S.A.

By	[Illegible]
Its	Senior VP Corporate Investments

P.A. 2126 SA 17	BOEING PROPRIETARY

Attachment A to

Letter Agreement No. 2126-2R1

Attachment A

Cabin Systems Equipment

The following Change Requests describe the items of equipment that under the terms and conditions of this Letter Agreement are considered to be IFE/CCS. Each such Change Request is described in Customer Option File No. 30763W000A. Final configuration will be based on Customer acceptance of the changes listed below.

Change Request Number and Title

[***]	[***]
[***]	[***]

P.A. 2126 SA 17	BOEING PROPRIETARY

Attachment B to

Letter Agreement No. 2126-2R1

Attachment B

Project Manager

This Attachment B describes the functions that Boeing will perform as Project Manager to support (i) the development and integration of the IFE/CCS and (ii) the FAA certification of the IFE/CCS when installed on the Aircraft.

1.	Project Management

Boeing will perform the following functions for the IFE/CCS. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing’s reasonable opinion do not significantly affect form, fit, function, cost or aesthetics. Boeing will be responsible for:

A.	Managing the development of all program schedules;
B.	Evaluating and approving Supplier’s program management and developmental plans;
C.	Defining program metrics and status requirements;
D.	Scheduling and conducting program status reviews;
E.	Scheduling and conducting design and schedule reviews with Customer and Suppliers;
F.	Monitoring compliance with schedules;
G.	Evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;
H.	Leading the development of a joint IFE/CCS project management plan (the Program Plan) and;
I.	Managing the joint development of the System Specification
2.	System Integration

Boeing’s performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:

A.	As required, assist Suppliers in defining their system specifications for the IFE/CCS, approve such specifications and develop an overall system functional specification;

P.A. 2126 SA 17	BOEING PROPRIETARY

Attachment B to

Letter Agreement No. 2126-2R1

B.	Coordinate Boeing, Customer and Supplier teams to ensure sufficient Supplier and Supplier sub system testing and an overall cabin system acceptance test are included in the Program Plan; and
C.

Organize and conduct technical coordination meetings with Customer and Suppliers to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

3.	Seat Integration
A.

Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document Nos. D6-36230, “Passenger Seat Design and Installation” D6-36238, “Passenger Seat Structural Design and Interface Criteria’’ D222W232, “Seat Wiring and Control Requirements” and D222W013-4, “Seat Assembly Functional Test Plan”.

B.	The Suppliers will be required to coordinate integration testing and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing.
C.	The Suppliers will assist the seat suppliers in the preparation of seat assembly functional test plans.

P.A. 2126 SA 17	BOEING PROPRIETARY

Supplemental Agreement No. 18

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

(Formerly known as Lan Chile S.A.)

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 10th day of March 2005, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and LAN Airlines S.A, a Chile corporation (hereinafter called Customer);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as “Aircraft”), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the “Purchase Agreement”; and

WHEREAS, Customer and Boeing have come to agreement and wish to document that the June 2006 Aircraft will be a 767-300ER Passenger Aircraft, and

WHEREAS, Customer and Boeing have agreed to accelerate the scheduled delivery month of the June and December 2006 767-300ER Aircraft to May and November 2006 respectively, and

WHEREAS, Customer and Boeing have come to agreement and wish to document that the September 2006 Aircraft will be a 767-300F Freighter Aircraft,

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes;

1

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.

Aircraft Description and Delivery Position for 2006 767-316ER Passenger Aircraft. This Supplemental Agreement documents the Customer decision to finalize the June 2006 Aircraft position as a 767-316ER Passenger Aircraft. In addition, Boeing offered to provide the June 2006 Aircraft with a scheduled delivery month of May 2006 and Customer has accepted that change.

2.

Aircraft Description and Delivery Position for 2006 767-316F Freighter Aircraft. This Supplemental Agreement documents the Customer decision to finalize the September 2006 Aircraft position as a 767-316F Freighter Aircraft.

3.	Miscellaneous.
3.1.	Table of Contents. Remove and replace in its entirety the Table of Contents, with the revised Table of Contents attached hereto.
3.2.	Aircraft Information Table No 5 (Freighter Aircraft). Remove and replace in its entirety the Aircraft Information Table No 5, with the revised Aircraft Information Table No 5 attached hereto.
3.3.	Aircraft Information Table No 6 (Passenger Aircraft). Remove and replace in its entirety the Aircraft Information Table No 6, with the revised Aircraft Information Table No 6 attached hereto.
3.4.	Letter Agreement 6-1162-LAJ-0895R1. Remove and replace in its entirety Letter Agreement 6-1162-LAJ-0895R1 [***] with the revised 6-1162-LAJ-0895R2 [***] attached hereto.
4.	Confidentiality.

Customer and Boeing understand that the information contained in this Supplemental Agreement is considered confidential. Each of Customer and Boeing agree to treat this Supplemental Agreement as confidential and will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any third parties, other than as required by applicable law or by the Export-Import Bank of the United States.

2

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	LAN AIRLINES S.A.

By: [Illegible]	By: [Illegible]
Its Attorney-In-Fact	Its Senior VP Corporate Investments

3

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

ARTICLES

2.	Delivery Schedule	SA 16
3.	Price	SA 16
4.	Payment	SA 16
5.	Miscellaneous	SA 16

TABLE

1	Aircraft Information Table	SA 1
2.	Aircraft Information Table	SA 1
3.	Aircraft Information Table	SA 8
4.	Aircraft Information Table	SA 11
5.	Aircraft Information Table 767-316F Aircraft	SA 18
6.	Aircraft Information Table 767-316ER Aircraft	SA 18

EXHIBIT

A.	Aircraft Configuration
A-1	Aircraft Configuration	SA 1
A-2	Aircraft Configuration	SA 5
A-3	Aircraft Configuration	SA 10
A-4	Aircraft Configuration 767-316F Aircraft	SA 15
A-5	Aircraft Configuration 767-316ER Aircraft	SA 17

B.	Aircraft Delivery Requirements and Responsibilities	SA 1

SUPPLEMENTAL EXHIBITS

BFE1.	BF-E Variables	SA 1
CS1.	Customer Support Variables	SA 1
EEl.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 13
SLP1.	Service Life Policy Components

LETTER AGREEMENTS

2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	SA 17
2126-3R4	[***]	SA 13

RESTRICTED LETTER AGREEMENTS

6-1162-DMH-350	[***]
6- 1162-DMH-351	[***]
6- 1162-DMH-472	[***]	SA 1
6-1162-DMH-475	[***]	SA 1
6- 1162-DMH-1031R2	[***]	SA 9

6-1162-LAJ-311	[***]	SA 11
6- 1162-LAJ-0895	[***]	SA 14
6- 1162-LAJ-0895R1	[***]	SA 16
6-1162-LAJ-0895R2	[***]	SA 18

2

Aircraft Information Table No. 5

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTGW: 767-300F 412,000		Detail Specification:	D019T002LAN63F-I (4/2004)
Engine Model: CF6-80C2B6F		Airframe Price Base Year:	Jul-03
Airframe Price:	$109,022,000	Engine Price Base Year:	Jul-03
Optional Features:	$1,410,200
Sub-Total of Airframe and Features:	$110,432,200	Airframe Escalation Data:
Engine Price (Per Aircraft):	$18,424,006	Base Year Index (ECI):	165.00
Aircraft Basic Price (Excluding BFE/SPE):	$128,856,206	Base Year Index (ICI):	136.80
Buyer Furnished Equipment (BFE) Estimate:	$0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$1,418,000	Base Year Index (CPI):	151.980
Refundable Deposit per Aircraft at Proposal Acceptance:	$140,000

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Manufacturer	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Serial Number	Price Per A/P	1%	4%	5%	30%
Jul-2005	1	1.0607	1.0690	34245	$138,381,000	$1,243,810	$5,535,240	$6,919,050	$41,514,300
Oct-2005	1	1.0689	1.0760	34246	$139,415,000	$1,254,150	$5,576,600	$6,970,750	$41,824,500
Sep-2006	1	1.1047	1.1300**	34627	$144,381,000	$1,303,810	$5,775,240	$7,219,050	$43,314,300

[***]

SA No. 18
APR 32392	AC Info Table 5 (Freighters)
LAN PA2126	Boeing Proprietary	Page 1

Aircraft Information Table No. 6

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412,000	Detail Specification:	D019T001LAN63E-1 (Jan 20, 2005)
Engine Model: CF6-80C2B6F		Airframe Price Base Year/Escalation Formula:	Jul-03	Fixed Factor ECI- W Airframe
Airframe Price:	$97,098,000	Engine Price Base Year/Escalation Formula:	Jul-03	GE CF6-80 (99 rev.)
Optional Features:	$5,784,000
Sub-Total of Airframe and Features:	$102,882,000	Airframe Escalation Data:
Engine Price (Per Aircraft):	$18,424,006	Base Year Index (ECI):	N/A
Aircraft Basic Price (Excluding BFE/SPE):	$121,306,006	Base Year Index (ICI):	N/A
Buyer Furnished Equipment (BFE) Estimate:	$0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$5,050,000	Base Year Index (CPI):	151.980
Refundable Deposit per Aircraft at Proposal Acceptance:	$140,000

Delivery	Number of	Escalation Factor	Escalation Factor	Manufacturer	Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Serial Number	Price Per A/P	1%	4%	5%	30%
Jan-2006	1	1.0854	1.0950	34626	$137,040,000	$1,230,400	$5,481,600	$6,852,000	$40,972,000
May-2006	1	1.0936	1.1220 **	34629	$138,706,000	$1,247,060	$5,548,240	$6,935,300	$41,471,800
Nov-2006	1	1.1140	1.1320 **	34628	$140,801,000	$1,268,010	$5,632,040	$7,040,050	$42,100,300

[***]

SA No. 18
APR 32479	AC Info Table 6 (Passenger)
LAN PA2126	Boeing Proprietary	Page 1 of 1

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-LAJ-0895R2

LAN Airlines S.A.

Santiago, Chile

Subject:	[***]
Reference:

Purchase Agreement No. 2126 (The Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (formerly known as Lan Chile S.A.) (Customer) relating to Model 767-316F and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-LAJ-0895R1 dated November 11, 2004.

1.	Credit Memorandum.

In consideration of Customer purchasing the Aircraft, Boeing will provide concurrent with the delivery of each Model 767-316F and each Model 767-316ER Aircraft contained on the Aircraft Information Tables No. 5 and 6 of the Purchase Agreement a credit memorandum equal to [***] of the escalated Airframe Price. This credit memorandum may be used for the purchase of any Boeing goods and services including aircraft but the credit memorandum may not be used for advance payments.

2.	Export License.

Customer understands and confirms that it is Customer’s responsibility to obtain any required Export License from the relevant U.S. authority. Without accepting any liability for any failure to do so, Boeing will use reasonable endeavors to alert Customer to any regulatory changes of which Boeing becomes aware and which require Buyer to obtain such Export License.

3.	Warranty Modification.

Notwithstanding paragraph 3.2 of Part 2 of Exhibit C to the AGTA, Boeing agrees that the warranty period for a Corrected Boeing Product resulting from a defect in material or workmanship is 6 months or the remainder of the initial warranty period, whichever is longer.

4.	[***]
5.	[***]
6.	[***]

1

6-1162-LAJ-0895R2

7.	Payment Due at Signing of Supplemental Agreement No. 14.

Notwithstanding payment requirements described in Supplemental Agreement No. 14, Customer may defer the payment(s) that would otherwise be required at signing to any date on or before May 6, 2004.

8.	[***]

9.	[***]
10.	[***]
11.	[***]
12.	[***]
13.	[***]
14.	[***]

15.	[***]
16.	Aircraft Information Tables and Advance Payments.

If either of Aircraft Information Table No. 5 or 6 is changed Boeing will provide Customer with each such revised aircraft information table which will be incorporated into Purchase Agreement 2126 via Supplemental Agreement. If a change to the Purchase Agreement causes the Advance Payments being held for a particular aircraft to change, Boeing will invoice Customer if more advance payments are required and Boeing will provide a refund to Customer if Boeing is holding more advance payments than are required because of the change. Each such payment or refund as the case may be will be made within [***] business days of the signing of a Supplemental Agreement.

17.	[***]
18.	Confidentiality.

Customer and Boeing understand that the information contained in this Letter Agreement is considered confidential. Each of Customer and Boeing agree to treat this Letter Agreement as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any third parties, other than as required by applicable law or the Export-Import Bank of the United States.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

2

6-1162-LAJ-0895R2

THE BOEING COMPANY

By:	[Illegible]
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: March 10, 2005

LAN Airlines S.A.

By:	[Illegible]
Its	Senior VP Corporate Investments

3

Supplemental Agreement No. 19

To

Purchase Agreement No. 2126

Between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

(Formerly known as Lan Chile S.A.)

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 1st day of April 2005, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and LAN Airlines S.A, a Chile corporation (hereinafter called Customer);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as “Aircraft”), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the “Purchase Agreement;” and

WHEREAS, Customer and Boeing have agreed to accelerate the scheduled delivery month of the November 2006 767-300ER Aircraft to June 2006, and

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.

Aircraft Description and Delivery Position for 2006 767-316ER Passenger Aircraft. This Supplemental Agreement documents the acceleration of the November 2006 767-316ER Passenger Aircraft to a scheduled delivery month of June 2006.

2.

Aircraft Description and Delivery Position for 2006 767-316F Freighter Aircraft. This Supplemental Agreement documents the Customer decision to finalize the September 2006 Aircraft position as a 767-316F Freighter Aircraft.

P.A. 2126	Page 1	SA 19

3.	Miscellaneous.
	3.1.	Table of Contents. Remove and replace in its entirety the Table of Contents, with the revised Table of Contents attached hereto.
3.2.	Aircraft Information Table No 6 (Passenger Aircraft). Remove and replace in its entirety the Aircraft Information Table No 6, with the revised Aircraft Information Table No 6 attached hereto.
4.	Confidentiality.

Customer and Boeing understand that the information contained in this Supplemental Agreement is considered confidential. Each of Customer and Boeing agree to treat this Supplemental Agreement as confidential and will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any third parties, other than as required by applicable law or by the Export-Import Bank of the United States.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	LAN AIRLINES S.A.

By [Illegible]	By [Illegible]

Its Attorney-In-Fact	Its Senior VP Corporate Investments

P.A. 2126	2	SA 19

PURCHASE AGREEMENT NUMBER 2126

Between

THE BOEING COMPANY

And

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

P.A. 2126	SA 19

ARTICLES
1	Quantity, Model and Description	SA 16
2.	Delivery Schedule	SA 16
3.	Price	SA 16
4.	Payment	SA 16
5.	Miscellaneous	SA 16

TABLE
1.	Aircraft Information Table	SA 1
2.	Aircraft Information Table	SA I
3.	Aircraft Information Table	SA 8
4.	Aircraft Information Table	SA 11
5.	Aircraft Information Table 767-316F Aircraft	SA 18
6.	Aircraft Information Table 767-316ER Aircraft	SA 19

EXHIBIT
A.	Aircraft Configuration
A-1	Aircraft Configuration	SA 1
A-2	Aircraft Configuration	SA 5
A-3	Aircraft Configuration	SA 10
A-4	Aircraft Configuration 767-316F Aircraft	SA 15
A-5	Aircraft Configuration 767-316ER Aircraft	SA 17

B.	Aircraft Delivery Requirements and Responsibilities	SA 1

SUPPLEMENTAL EXHIBITS
BFE1.	BFE Variables	SA I
CS 1.	Customer Support Variables	SA 1
EEl.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 13
SLP 1.	Service Life Policy Components

LETTER AGREEMENTS
2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	SA 17
2126-3R4	[***]	SA

P.A. 2126	1	SA 19

RESTRICTED LETTER AGREEMENTS
6-1162-DMH-350	[***]
6-1162-DMH-351	[***]
6 -1162-DMH-472	[***]	SA 1
6- 1162-DMH-475	[***]	SA 1
6-1162-DMH-1031R2	[***]	SA 9
6-1162-LAJ-311	[***]	SA 11
6-1 162-LAJ-0895	[***]	SA 14
6-1162-LAJ-0895R I	[***]	SA 16
6-1162-LAJ-0895R2	[***]	SA 18

P.A. 2126	2	SA 19

Aircraft Information Table No. 6

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	767-300ER	412,000	Detail Specification: D019T00 ILAN63E-1 (Jan 20, 2005)
Engine Model:	CF6-80C2B6F		Airframe Price Base Year/Escalation Formula:	Jul-03 Fixed Factor ECI-W Airframe
Airframe Price:		$97,098,000	Engine Price Base Year/Escalation Formula:	Jul-03 GE CF6-80 (99 rev.)
Optional Features:		$5,784,000
Sub-Total of Airframe and Features:		$102,882,000	Airframe Escalation Data:
Engine Price (Per Aircraft):		$18,424,006	Base Year Index (ECI):	N/A
Aircraft Basic Price (Excluding BFE/SPE):		$121,306,006	Base Year Index (ICI):	N/A
Buyer Furnished Equipment (BFE) Estimate:		$0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$5,050,000	Base Year Index (CPI):	151.980
Refundable Deposit/Aircraft at Proposal Accept:		$140,000

					Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Jan-2006	1	1 0854	1.0950	34626	$137,040,000	$1,230,400	$5,481,600	$6,852,000	$40,972,000
May-2006	1	1.0936	1.1220 -*	34629	$138,706,000	$1,247,060	$5,548,240	$6,935,300	$4 I ,47 1, 800
Jun-2006	1	1.1240	1.0960 *-	34628	$139,002,000	$1,250,020	$5,560,080	$6,950,100	$41,560,600

Total	3

[***]

SA No. 19
APR 32479	AC Info Table 6 (Passenger)
LAN PA2126	Boeing Proprietary	Page 1 of 1

Supplemental Agreement No. 20

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

(Formerly known as Lan Chile S.A.)

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 28th day of April, 2005, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called Boeing), and LAN Airlines S.A., a Chile corporation (hereinafter called Customer);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as “Aircraft”), which agreement, as amended and supplemented, together with all exhibits, specifications and letter agreements related or attached thereto, is hereinafter called the “Purchase Agreement;” and

WHEREAS, Customer and Boeing have come to agreement on the purchase and sale of three 767-300 Aircraft with scheduled delivery months of October 2006, March 2007, and September 2007, and

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes:

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.	Quantity, Model, and Description.
1.1

Purchase of Three Additional Boeing Model 767 Aircraft. This Supplemental Agreement amends the Purchase Agreement to reflect the purchase by customer of two 767-316F Aircraft and one 767-316ER Aircraft.

1.2

Aircraft Description for 767-316F Aircraft. Boeing will manufacture and sell to Customer, and Customer will purchase from Boeing, the Aircraft described in the attached Aircraft Information Table No. 7. This attached Aircraft Information Table No. 7 includes the detail specification number of Customer’s Aircraft.

P.A. 2126	Page 1	SA 20

1.3

Aircraft Description for 767-316ER Aircraft. Boeing will manufacture and sell to Customer, and Customer will purchase from Boeing, the Aircraft described in the attached Aircraft Information Table No. 8. This attached Aircraft Information Table No. 8 includes the detail specification number of Customer’s Aircraft.

2.	Aircraft Delivery Schedule. The scheduled delivery month of each of the additional Aircraft is set forth in the attached Aircraft Information Tables No. 7 and 8.
3.	Price. The Aircraft Basic Price and each component thereof and the Advance Payment Base Price for each of the additional Aircraft.
3.1	Payment.
3.1.1	Boeing acknowledges that Customer has paid deposit payments to Boeing in the amount of $145,000 for each of the Aircraft in Tables No. 7 and 8.
3.1.2

Customer will make Advance Payments to Boeing in the amount of 30% of the Advance Payment Base Price for each of the Aircraft. These payments will begin with a payment of 1%, less any deposit previously paid to Boeing. Additional payments for the Aircraft are due on the first business day of the months and in the amounts set forth in the attached Aircraft Information Tables No. 7 and 8.

3.1.3

The total amount of Advance Payments due upon the date of this agreement will include all Advance Payments that are or were due on or before such date in accordance with the Advance Payment Schedule set forth in the attached Aircraft Information Tables No. 7 and 8.

3.1.4	Any payments due to Boeing shall be made via wire transfer to the Boeing bank account as identified below.

[***]

4.	Miscellaneous.
4.1	Table of Contents. Remove and replace in its entirety the Table of Contents, with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 20.
4.2

Letter Agreement. Remove and replace in its entirety Letter Agreement 6-1162-LAJ-0895R2 entitled [***] and replace it with the revised Letter Agreement 6-1162-LAJ-0895R3 entitled [***] and attached hereto.

5.	Confidentiality.

Customer and Boeing understand that the information contained in this Supplemental Agreement is considered confidential. Each of Customer and Boeing agree to treat this Supplemental Agreement as confidential and will not, without the prior written consent

P.A. 2126	Page 2	SA 20

of the other party, disclose this Supplemental Agreement or any information contained herein to any third parties, other than as required by applicable law or by the Export-Import Bank of the United States.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	LAN AIRLINES S.A.

By [Illegible]	By [Illegible]

Its Attorney-In-Fact	Its Senior VP Corporate Investments

P.A. 2126	Page 3	SA 20

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

P.A. 2126	Page 4	SA 20

ARTICLES
1.	Quantity, Model and Description	SA 16
2.	Delivery Schedule	SA 16
3.	Price	SA 16
4.	Payment	SA 16
5.	Miscellaneous	SA 16
TABLE
1.	Aircraft Information Table	SA 1
2.	Aircraft Information Table	SA 1
3.	Aircraft Information Table	SA 8
4.	Aircraft Information Table	SA 11
5.	Aircraft Information Table 767-316F Aircraft	SA 18
6.	Aircraft Information Table 767-316ER Aircraft	SA 19
7.	Aircraft Information Table 767-316F Aircraft	SA 20
8.	Aircraft Information Table 767-316ER Aircraft	SA 20
EXHIBIT
A.	Aircraft Configuration
A-1	Aircraft Configuration	SA 1
A-2	Aircraft Configuration	SA 5
A-3	Aircraft Configuration	SA 10
A-4	Aircraft Configuration 767-316F Aircraft	SA 15
A-5	Aircraft Configuration 767-316ER Aircraft	SA 17

B.	Aircraft Delivery Requirements and Responsibilities	SA 1
SUPPLEMENTAL EXHIBITS
BFE1.	BFE Variables	SA 1
CS1.	Customer Support Variables	SA 1
EE1 .	Engine Escalation/Engine Warranty and Patent Indemnity	SA 1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	SA 13
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	SA 17
2126-3R4	[***]	SA 13

P.A. 2126	Page 1	SA 20

RESTRICTED LETTER AGREEMENTS
6-1162-DMH-350	[***]
6-1162-DMH-351	[***]
6-1162-DMH-472	[***]	SA 1
6-1162-DMH-475	[***]	SA 1
6-1162-DMH-1031R2	[***]	SA 9
6-1162-LAJ-311	[***]	SA 11
6-1162-LAJ-0895	[***]	SA 14
6-1162-LAJ-0895R1	[***]	SA 16
6-1162-LAJ-956	[***]
6-1162-LAJ-0895R2	[***]	SA 18
6-1162-LAJ-0895R3	[***]	SA 20

P.A. 2126	Page 1	SA 20

Aircraft Information Table No. 7 to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300F	412,000	Detail Specification:	D019T002LAN63F-1 (4/2004)
Engine Model: CF6-80C2B6F		Airframe Price Base Year/Escalation Formula:	Jul-04	Fixed Factor ECI-W Airframe
Airframe Price:	$112,952,000	Engine Price Base Year/Escalation Formula:	Jul-04	GE CF6-80 & GE90 (99 rev.)
Optional Features:	$1,459,900
Sub-Total of Airframe and Features:	$114,411,900	Airframe Escalation Data:
Engine Price (Per Aircraft):	$19,145,298	Base Year Index (ECI):	N/A
Aircraft Basic Price (Excluding BFE/SPE):	$133,557,198	Base Year Index (ICI):	N/A
Buyer Furnished Equipment (BFE) Estimate:	$0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$1,468,000	Base Year Index (CPI):	157.160
Refundable Deposit/Aircraft at Proposal Accept:	$145,000

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Manufacturer	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Serial Number	Price Per A/P	1%	4%	5%	30%
Mar-2007	1	1.1008	1.098	35230	$148,582,000	$1,340,820	$5,943,280	$7,429,100	$44,574.600
Sep-2007	1	1.1173	1.117	35231	$150,858,000	$1,363,580	$6,034,320	$7,542,900	$45,257,400
Total:	2

LAN PA2126	SA NO. 20 Page 1 Boeing Proprietary

Aircraft Information Table No. 8 to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412,000	Detail Specification: D019T001LAN63E-1 (01/20/2005)
Engine Model: CF6-80C2B6F		Airframe Price Base Year/Escalation Formula:	Jul-04	Fixed Factor ECI-W Airframe
Airframe Price:	$100,608,000	Engine Price Base Year/Escalation Formula:	Jul-04	GE CF6-80 & GE90 (99 rev.)
Optional Features:	$5,764,100
Sub-Total of Airframe and Features:	$106,372,100	Airframe Escalation Data:
Engine Price (Per Aircraft):	$19,145,298	Base Year Index (ECI):	N/A
Aircraft Basic Price (Excluding BFE/SPE):	$125,517,398	Base Year Index (ICI):	N/A
Buyer Furnished Equipment (BFE) Estimate:	$0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$5,298,000	Base Year Index (CPI):	157.160
Refundable Deposit/Aircraft at Proposal Accept:	$145,000

		Escalation	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Manufacturer	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Serial Number	Price Per A/P	1%	4%	5%	30%
Oct-2006	1	1.0889	1.088	35229	$142,428,000	$1,279,280	$5,697,120	$7,121,400	$42,728,400
Total:	1

LAN PA2126	SA NO. 20 Page 1 Boeing Proprietary

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-LAJ-0895R3

LAN Airlines S.A.

Santiago, Chile

Subject:	[***]
Reference:

Purchase Agreement No. 2126 (The Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (formerly known as Lan Chile S.A.) (Customer) relating to Model 767-316F and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-LAJ-0895R2 dated March 10, 2005.

1.	Credit Memorandum.

In consideration of Customer purchasing the 767 Aircraft, Boeing will provide concurrent with the delivery of each Model 767-316F and each Model 767-316ER Aircraft contained on the Aircraft Information Tables No. 5, 6, 7, and 8 of the Purchase Agreement a credit memorandum equal to [***] of the escalated Airframe Price. This credit memorandum may be used for the purchase of any Boeing goods and services including aircraft but the credit memorandum may not be used for advance payments.

2.	Export License.

Customer understands and confirms that it is Customer’s responsibility to obtain any required Export License from the relevant U.S. authority. Without accepting any liability for any failure to do so, Boeing will use reasonable endeavors to alert Customer to any regulatory changes of which Boeing becomes aware and which require Buyer to obtain such Export License.

3.	Warranty Modification.

Notwithstanding paragraph 3.2 of Part 2 of Exhibit C to the AGTA, Boeing agrees that the warranty period for a Corrected Boeing Product resulting from a defect in material or workmanship is 6 months or the remainder of the initial warranty period, whichever is longer.

4.	[***]
5.	[***]
6.	[***]

6-1162-LAJ-0895R3

7.	[***]
8.	[***]

9.	[***]
10.	[***]
11.	[***]
11.1	[***]
11.2	[***]
12.	[***]
13.	[***]
13.1	[***]
13.2	[***]
14.	[***]
15.	[***]
16.	[***]

17.	[***]
18.	Aircraft Information Tables and Advance Payments.

If any Aircraft Information Table is changed Boeing will provide Customer with each such revised aircraft information table which will be incorporated into Purchase Agreement 2126 via Supplemental Agreement. If a change to the Purchase Agreement causes the Advance Payments being held for a particular aircraft to change, Boeing will invoice Customer if more advance payments are required and Boeing will provide a refund to Customer if Boeing is holding more advance payments than are required under the Purchase Agreement because of the change. Each such payment or refund as the case may be will be made within 10 business days of the signing of a Supplemental Agreement.

19.	[***]
20.	[***]
21.	[***]

6-1162-LAJ-0895R3

22	Confidentiality.

Customer and Boeing understand that the information contained in this Letter Agreement is considered confidential. Each of Customer and Boeing agree to treat this Letter Agreement as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any third parties, other than as required by applicable law or the Export-Import Bank of the United States. If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	[Illegible]
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this Date: 28 April, 2005

LAN Airlines S.A.

By:	[Illegible]
Its	Senior VP Corporate Investments

Supplemental Agreement No. 21 (“SA 21”)

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

(Formerly known as Lan Chile S.A.)

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 20th day of July 2005, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”), and LAN Airlines S.A, a Chile corporation (hereinafter called “Customer”);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998, relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as “Aircraft”), which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement and as such purchase agreement may be amended or supplemented from time to time, is hereinafter called the “Purchase Agreement”;

WHEREAS, Customer and Boeing have come to agreement on the purchase and sale of three 767-300 Aircraft with scheduled delivery months of December 2007, May 2008, and October 2008; and

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.	QUANTITY, MODEL, AND DESCRIPTION.
1.1	Purchase of Three Additional Boeing Model 767 Aircraft.

This Supplemental Agreement amends the Purchase Agreement to reflect the purchase by Customer of three 767-316ER Aircraft.

P.A. 2126	SA 21
1

1.2	Aircraft Description for 767-316ER Aircraft.

Boeing will manufacture and sell to Customer, and Customer will purchase from Boeing, the Aircraft described in the attached Aircraft Information Table No. 8, including identification data for the applicable Detail Specification.

2.	AIRCRAFT DELIVERY SCHEDULE.

The scheduled delivery month of each of the additional Aircraft is set forth in the attached Aircraft Information Table No. 8.

3.	PRICE.
3.1	Aircraft Basic Price.

The Aircraft Basic Price is subject to escalation dollars, and each component thereof and the Advance Payment Base Price for each of the additional Aircraft are set forth in Aircraft Information Table No. 8.

4.	PAYMENT.
4.1.1.	Boeing acknowledges receipt of funds from Customer in the amount of $145,000 for each of the Aircraft in Table No. 8. (hereinafter referred to as “Deposit”).
4.1.2.

Customer will make Advance Payments to Boeing in the amount of 30% of the Advance Payment Base Price for each of the Aircraft. These payments will begin with a payment of 1%, less any Deposit previously paid to Boeing. Additional payments for the Aircraft are due on the first business day of the months and in the amounts set forth in the attached Aircraft Information Table No. 8.

4.1.3.

The total amount of Advance Payments due upon the date of this agreement will include all Advance Payments that are or were due on or before such date in accordance with the Advance Payment Schedule set forth in the attached Aircraft Information Table No. 8.

4.1.4.	Any payments due by Customer to Boeing shall be made via wire transfer to the Boeing bank account identified below.

[***]

5.	MISCELLANEOUS.
5.1	Table of Contents.

Remove and replace in its entirety the Table of Contents, with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 21.

P.A. 2126	SA 21
2

5.2	Letter Agreement.

Remove and replace in its entirety Letter Agreement 6-1162-LAJ-0895R3, entitled [***], and replace it with the revised Letter Agreement 6-1162-LAJ-0895R4, entitled [***], and attached hereto.

5.3	Aircraft Information Table No. 6 Error Correction.

Remove and replace in its entirety Aircraft Information Table No. 6 last provided in SA 19 with Aircraft Information Table No. 6 to correct an error in the table. The changed elements are bold-faced.

6.	CONFIDENTIALITY.

Customer and Boeing understand that the information contained in this Supplemental Agreement is considered confidential. Each of Customer and Boeing agree to treat this Supplemental Agreement as confidential and will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any third parties, other than as required by applicable law or by the Export-Import Bank of the United States.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	LAN AIRLINES S.A.
By: [Illegible]	By: [Illegible]
Its Attorney-In-Fact	Its Senior VP Corporate Investments

P.A. 2126	SA 21
3

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

P.A. 2126	SA 21

ARTICLES	Supplemental Agreement
1.	Quantity, Model and Description	21
2.	Delivery Schedule	21
3.	Price	21
4.	Payment	21
5.	Miscellaneous	21
6.	Confidentiality	21
TABLE
1.	Aircraft Information Table	1
2.	Aircraft Information Table	1
3.	Aircraft Information Table	8
4.	Aircraft Information Table	11
5.	Aircraft Information Table 767-316F Aircraft	18
6.	Aircraft Information Table 767-316ER Aircraft	21
7.	Aircraft Information Table 767-316F Aircraft	20
8.	Aircraft Information Table 767-316ER Aircraft	21
EXHIBIT
A.	Aircraft Configuration
A-1	Aircraft Configuration	1
A-2	Aircraft Configuration	5
A-3	Aircraft Configuration	10
A-4	Aircraft Configuration 767-316F Aircraft	15
A-5	Aircraft Configuration 767-316ER Aircraft	17
B.	Aircraft Delivery Requirements and Responsibilities	1
SUPPLEMENTAL EXHIBITS
BFE1.	BFE Variables	1
CS1.	Customer Support Variables	1
EEl.	Engine Escalation/Engine Warranty and Patent Indemnity	1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	13
SLP1.	Service Life Policy Components
LETTER AGREEMENTS
2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	17
2126-3R4	[***]	13

P.A. No. 2126	SA 21
1

RESTRICTED LETTER AGREEMENTS	Supplemental Agreement(s)
6-1162-DMH-350	[***]
6-1162-DMH-351	[***]
6-1162-DMH-472	[***]	1
6-1162-DMH-475	[***]	1
6-1162-DMH-1031R2	[***]	9
6-1162-LAJ-311	[***]	11
6-1162-LAJ-0895	[***]	14
6-1162-LAJ-0895R1	[***]	16
6-1162-LAJ-956	[***]
6-1162-LAJ-0895R4	[***]	21

P.A. No. 2126	SA 21
2

Aircraft Information Table No. 6

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	767-300ER	412,000	Detail Specification: D019T001LAN63E-1 (Jan 20, 2005)
Engine Model:	CF6-80C2B6F		Airframe Price Base Year/Escalation Formula:	Jul-03	Fixed Factor ECI-W Airframe
Airframe Price:		$97,098,000	Engine Price Base Year/Escalation Formula:	Jul-03	GE CF6-80 (99 rev.)
Optional Features:		$5 784 000
Sub-Total of Airframe and Features:		$102,882,000	Airframe Escalation Data:
Engine Price (Per Aircraft):		$18,424,006	Base Year Index (ECI):	N/A
Aircraft Basic Price (Excluding BFE/SPE):		$121,306,006	Base Year Index (ICI):	N/A
Buyer Furnished Equipment (BFE) Estimate:		$0	Engine Escalation Data;
Seller Purchased Equipment (SPE) Estimate:		$5,050,000	Base Year Index (CPI):	151.980

Refundable Deposit/Aircraft at Proposal Accept:		$140,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Jan-2006	1	1.0854	1.0950	34626	$137,040,000	$1,230,400	$5,481,600	$6,852,000	$40,972,000
May-2006	1	1.0936	1.1220 **	34629	$138,706,000	$1,247,060	$5,548,240	$6,935,300	$41,471,800
Jun-2006	1	1.0960	1.124 **	34628	$139,002,000	$1,250,020	$5,560,080	$6,950,100	$41,560,600
Total	3

[***]	Bold-face type in the escalation factor columns denotes changed element.

APR 32479-1F	SA 21
LAN PA 2126	Boeing Proprietary	Page 1

Aircraft Information Table No. 8

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	767-300ER	412,000	Detail Specification: D019T001-E (11/5/2003)
Engine Model:	CF6-80C2B6F		Airframe Price Base Year/Escalation Formula:	Jul-04	Fixed Factor ECI-W Airframe
Airframe Price:		$100,608,000	Engine Price Base Year/Escalation Formula:	Jul-04	GE CF6-80 & GE90 (99 rev.)
Optional Features:		$5,764,100
Sub-Total of Airframe and Features:		$106,372,100	Airframe Escalation Data;
Engine Price (Per Aircraft):		$19,145,298	Base Year Index (ECI):	N/A
Aircraft Basic Price (Excluding BFE/SPE):		$125 517 398	Base Year Index (ICI):	N/A
Buyer Furnished Equipment (BFE) Estimate:		$0	Engine Escalation Data;
Seller Purchased Equipment (SPE) Estimate:		$5,298,000	Base Year Index (CPI):	157.160

Refundable Deposit/Aircraft at Proposal Acceptance:		$145,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Oct-2006	1	1.0889	1.088	35229	$142,428,000	$1,279,280	$5,697,120	$7,121,400	$42,728,400
Dec-2007	1	1.1251	1.125	35697	$147,179,000	$1,326,790	$5,887,160	$7,358,950	$44,153,700
May-2008	1	1.142	1.142	35696	$149,391,000	$1,348,910	$5,975,640	$7,469,550	$44,817,300
Oct-2008	1	1.1555	1.157	35698	$151,186,000	$1,366,860	$6,047,440	$7,559,300	$45,355,800
Total	4

APR 34779-1F	SA 21
LAN PA 2126	Boeing Proprietary	Page 1

6-1162-LAJ-0895R4

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-LAJ-0895R4

LAN Airlines S.A.

Santiago, Chile

Subject:	[***]

Reference:

Purchase Agreement No. 2126 (The Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (formerly known as Lan Chile S.A.) (“Customer”) relating to Model 767-316F and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (“Letter Agreement”) amends the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-LAJ-0895R3 dated 28th of April, 2005.

1.	Credit Memorandum.

In consideration of Customer purchasing the 767 Aircraft, Boeing will provide concurrent with the delivery of each Model 767-316F and each Model 767-316ER Aircraft contained on the Aircraft Information Tables No. 5, 6, 7, and 8 of the Purchase Agreement a credit memorandum equal to [***] of the escalated Airframe Price. This credit memorandum may be used for the purchase of any Boeing goods and services including aircraft but the credit memorandum may not be used for advance payments.

2.	Export License.

Customer understands and confirms that it is Customer’s responsibility to obtain any required Export License from the relevant U.S. authority. Without accepting any liability for any failure to do so, Boeing will use reasonable endeavors to alert Customer to any regulatory changes of which Boeing becomes aware and which require Buyer to obtain such Export License.

3.	Warranty Modification.

Notwithstanding paragraph 3.2 of Part 2 of Exhibit C to the AGTA, Boeing agrees that the warranty period for a Corrected Boeing Product resulting from a defect in material or workmanship is 6 months or the remainder of the initial warranty period, whichever is longer.

6-1162-LAJ-0895R4

4.	[***].
5.	[***].
6.	[***]
7.	Payment Due at Signing of Supplemental Agreement No. 21.

            Notwithstanding payment requirements described in Supplemental Agreement No. 21, Customer may defer the payment(s) that would otherwise be required at signing to any date on or before July 22, 2005.

8.	[***]
9.	[***]
10.	[***]
11.	[***]
11.1	[***]
11.2	[***]
12.	[***]
13	[***]
13.1	[***]
13.2	[***]
14.	[***]
15.	[***]
15.1	[***]
15.2	[***]
16.	[***]
17.	[***]
18.	Aircraft Information Tables and Advance Payments.

           If any Aircraft Information Table is changed Boeing will provide Customer with each such revised aircraft information table which will be incorporated into Purchase Agreement 2126 via Supplemental Agreement. If a change to the Purchase Agreement causes the Advance Payments being held for a particular aircraft to change, Boeing will invoice Customer if more advance payments are required and

6-1162-LAJ-0895R4

Boeing will provide a refund to Customer if Boeing is holding more advance payments than are required under the Purchase Agreement because of the change. Each such payment or refund as the case may be will be made within 10 business days of the signing of a Supplemental Agreement.

19.	[***]
20.	[***]
20.2	[***]
21.	Confidentiality.

Customer and Boeing understand that the information contained in this Letter Agreement is considered confidential. Each of Customer and Boeing agree to treat this Letter Agreement as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any third parties, other than as required by applicable law or the Export-Import Bank of the United States. If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

6-1162-LAJ-0895R4

Very truly yours,

THE BOEING COMPANY

By: [Illegible]
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this Date: July 20, 2005

LAN Airlines S.A.

By: [Illegible]
Its Senior VP Corporate Investments

Exhibit to Letter Agreement 6-1162-LAJ-0895R4

Paragraph 20.2

Substitute Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300F	412,000	Detail Specification:	D019T002-E (8/28/2003)
Engine Model: CF6-80C2B6F		Airframe Price Base Year/Escalation Formula:	Jul-04 Fixed Factor EC1-W Airframe
Airframe Price:	$112,952,000	Engine Price Base Year/Escalation Formula:	Jul-04 GE CF6-80 & GE90 (99 rev.)
Optional Features:	$1 459 900
Sub-Total of Airframe and Features:	$114,411,900	Airframe Escalation Data:
Engine Price (Per Aircraft):	$19,145,298	Base Year Index (ECI):	N/A
Aircraft Basic Price (Excluding BFE/SPE):	$133 557 198	Base Year Index (ICI):	N/A
Buyer Furnished Equipment (BFE) Estimate:	$0	Engine Escalation Data:.
Seller Purchased Equipment (SPE) Estimate:	$1,468,000	Base Year Index (CPI):	157.160

Refundable Deposit/Aircraft at Proposal Acceptance:	$145,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5°%	Total 30%
Oct-2008	1	1.1555	1.157	$156,050,000	$1,415,500	$6,242,000	$7,802,500	$46,815,000
Total	1

APR 34778-1F	SA 21
LAN PA 2126	Boeing Proprietary	Page 1

Supplemental Agreement No. 22 (“SA 22”)

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 31st day of March 2006, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”), and LAN Airlines S.A, a Chilean corporation (hereinafter called “Customer”);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as “Aircraft”), which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement and as such purchase agreement may be amended or supplemented from time to time, is hereinafter called the “Purchase Agreement;”

WHEREAS, Customer and Boeing have come to agreement on the purchase and sale of one new 767-316ER Aircraft having a scheduled delivery month of November 2007 by requiring two corresponding contractual delivery schedule changes;

WHEREAS, Customer and Boeing have come to agreement on the purchase and sale of two other new Boeing Model 767-316ER Aircraft with scheduled delivery months of July 2008 and September 2008;

WHEREAS, Customer and Boeing have come to agreement on the substitution of its May-07 contract month (formerly December 2007 contract month), an Aircraft bearing manufacturer serial number 35230, from a 767-300 Freighter Aircraft to a 767-300ER aircraft pursuant to 23rd of February 2006 LAN acceptance of Boeing Substitution offer (the May-07 Substituted Aircraft);

WHEREAS, Customer and Boeing have come to agreement on the substitution of the Oct-07 contract month (formerly Sep-07 contract month), an Aircraft bearing manufacturer serial number 35231 767-316F from a 767-300 Freighter Aircraft to a 767-

300ER aircraft pursuant to 30th of March 2006 LAN acceptance of Boeing Substitution offer (the Oct-07 Substituted Aircraft);

WHEREAS, Customer and Boeing have come to agreement to alter the Flexible Decision Date from the 1st of March to the 1st of April 2006 pursuant to revised Boeing Substitution Offer extended via electronic mail on the 20th of January of 2006;

WHEREAS, Exhibit A-6 to Purchase Agreement Number 2126 reflects all Options which are mutually agreed upon between Boeing and Customer for incorporation into the 767-316ER aircraft configuration (the Special Features) in 2004 base year dollars, and Boeing and Customer mutually agree that a revised exhibit to Purchase Agreement Number 2126 (Exhibit A-6) is necessary to reflect the cost of the Special Features in 2004 base year dollars;

WHEREAS, Exhibit A-7 to Purchase Agreement Number 2126 reflects all Options which are mutually agreed upon between Boeing and Customer for incorporation into the 767-316ER aircraft configuration (the Special Features) in 2005 base year dollars, and Boeing and Customer mutually agree that a revised exhibit to Purchase Agreement Number 2126 (Exhibit A-6) is necessary to reflect the cost of the Special Features in 2005 base year dollars;

WHEREAS, Boeing proposed and Customer has elected to incorporate an escalation formula to Purchase Agreement No. 2126 which shall be applicable to the attached Aircraft Information Table 9 (Table 9) and which formula shall be reflected in Supplemental Exhibit AE1 (AE1) to the Purchase Agreement;

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1.	Quantity, Model, and Description.
1.1	Purchase of Three Additional Boeing Model 767 Aircraft.

This Supplemental Agreement amends the Purchase Agreement to reflect the purchase by Customer of three 767-316ER Aircraft.

1.2	Aircraft Description for 767-316ER Aircraft.

Boeing will manufacturer and sell to Customer, and Customer will purchase from Boeing, the Aircraft described in the attached Aircraft Information Table No. 8, including identification data for the applicable Detail Specification.

1.3	Substitution.

1.3.1      With the 23rd of February 2006 LAN acceptance of the Boeing Substitution offer, Customer and Boeing have agreed to the substitution of the May-07 Substituted Aircraft from a 767-300 Freighter Aircraft to a 767-300ER aircraft.

1.3.2      With the 30th of March 2006 LAN acceptance of the Boeing Substitution offer, Customer and Boeing have agreed to the substitution of the Oct-07 Substituted Aircraft from a 767-300 Freighter Aircraft to a 767-300ER aircraft.

2.	Aircraft Delivery Schedule.

The scheduled delivery month of each of the additional Aircraft is set forth in the attached Aircraft Information Table No. 8 (Table 8).

2.1.1	Delivery Schedule Changes.

                              With respect to the 767-316ER Aircraft having a scheduled delivery month of November 2007, Boeing and Customer have agreed to the two corresponding contractual delivery schedule changes as follows:

Original Contract Month	Revised Contract Month	Manufacturer Serial Number
Dec-07	Apr-08	35697
Mar 07	May-07	35230

3.	Price.
3.1	Aircraft Basic Price.

The Aircraft Basic Price, in subject to escalation dollars, and each component thereof and the Advance Payment Base Price for each of the additional Aircraft are set forth in Table 9 and for the Substituted Aircraft in Table 8.

4.	Payment.

4.1.1      Boeing acknowledges receipt of funds from Customer in the amount of $150,000 for each of the Aircraft in Table 9 (hereinafter referred to as “Deposit”).

4.1.2      Customer will make Advance Payments to Boeing in the amount of 30% of the Advance Payment Base Price for each of the Aircraft. These payments will begin with a payment of 1%, less any Deposit previously paid to Boeing. Additional payments for the Aircraft are due on the first business day of the months and in the amounts set forth in the attached Table 9.

4.1.3      The total amount of Advance Payments due upon the date of this agreement will include all Advance Payments that are or were due on or before such date in accordance with the Advance Payment Schedule set forth in the attached Table 9.

4.1.4      Any payments due by Customer to Boeing shall be made via wire transfer to the Boeing bank account identified below.

[***]

5.	Miscellaneous.
5.1	Table of Contents.

Remove and replace in its entirety the Table of Contents, with the Table of Contents attached hereto, to reflect the changes made by this Supplemental Agreement No. 22.

5.2	Letter Agreement.

Remove and replace in its entirety Letter Agreement 6-1162-LAJ-0895R4, entitled [***], and replace it with the revised Letter Agreement 6-1162-LAJ-0895R5, entitled [***], and attached hereto.

5.3	Incorporation of Exhibits A-6 and A-7 and Supplemental Exhibit AE1.

The Purchase Agreement is amended to incorporate

a.            Exhibit A-6 to reflect the cost of the Special Features for the 767-316ER Aircraft in 2004 base year dollars.

b.            Exhibit A-7 to reflect the cost of the Special Features for the 767-316ER Aircraft in 2005 base year dollars.

c.            Supplemental Exhibit AE1 to set forth the alternate escalation formula applicable to Table 9 Aircraft.

6.	Confidentiality.

Customer and Boeing understand that the information contained in this Supplemental Agreement is considered confidential. Each of Customer and Boeing agree to treat this Supplemental Agreement as confidential and will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any third parties, other than as required by applicable law or by the Export-Import Bank of the United States.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	LAN AIRLINES S.A.

By	[Illegible]	By	[Illegible]
Its	Attorney-In-Fact	Its	Senior VP Corporate Investments

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

Supplemental
ARTICLES	Agreement
1.	Quantity, Model and Description	22
2.	Delivery Schedule	22
3.	Price	22
4.	Payment	22
5.	Miscellaneous	22
6.	Confidentiality	22
TABLE
1.	Aircraft Information Table 767-300ER Aircraft – 1995$	1
2.	Aircraft Information Table 767-300F Aircraft – 1997$	1
3.	Aircraft Information Table 767-300F Aircraft – 1998$	8
4.	Aircraft Information Table 767-300F Aircraft – 1999$	11
5.	Aircraft Information Table 767-300F Aircraft – 2003$	18
6.	Aircraft Information Table 767-316ER Aircraft – 2003$	21
7.	Aircraft Information Table 767-300F Aircraft – 2004$	20
8.	Aircraft Information Table 767-316ER Aircraft – 2004 $	22
9.	Aircraft Information Table 767-316ER Aircraft – 2005 $	22

EXHIBIT

A.	Aircraft Configuration
A-1	Aircraft Configuration	1
A-2	Aircraft Configuration	5
A-3	Aircraft Configuration	10
A-4	Aircraft Configuration 767-316F Aircraft – 2003$	15
A-5	Aircraft Configuration 767-316ER Aircraft – 2003$	17
A-6	Aircraft Configuration 767-316ER Aircraft – 2004$	22
A-7	Aircraft Configuration 767-316ER Aircraft – 2005$	22
B.	Aircraft Delivery Requirements and Responsibilities	1

SUPPLEMENTAL EXHIBITS

BFE1.	BFE Variables	1
CS1.	Customer Support Variables	1
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	13
SLP1.	Service Life Policy Components
AE1	Escalation adjustment - airframe and optional features	22

LETTER AGREEMENTS	Supplemental Agreement(s)

2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	17
2126-3R4	[***]	13

Supplemental
RESTRICTED LETTER AGREEMENTS	Agreement(s)

6-1162-DMH-350	[***]

6-1162-DMH-351	[***]

6-1162-DMH-472	[***]	1

6-1162-DMH-475	[***]	1

6-1162-DMH-1031R2	[***]	9

6-1162-LAJ-311	[***]	11

6-1162-LAJ-0895	[***]	14

6-1162-LAJ-0895R1	[***]	16

6-1162-LAJ-956	[***]

6-1162-LAJ-0895R5	[***]	22

Aircraft Information Table No. 8

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412,000	Detail Specification: D019T001-E (11/5/2003)
Engine Model: CF6-80C2B6F		Airframe Price Base Year/Escalation Formula: Jul-04	Fixed Factor ECI-W Airframe
Airframe Price:	$ 100,608,000	Engine Price Base Year/Escalation Formula: Jul-04	GE CF6-80 & GE90 (99 rev.)
Optional Features:	$ 5,764,100
Sub-Total of Airframe and Features:	$ 106,372,100	Airframe Escalation Data:
Engine Price (Per Aircraft):	$ 19,145,298	Base Year Index (ECI): N/A
Aircraft Basic Price (Excluding BFE/SPE):	$ 125,517,398	Base Year Index (ICI): N/A
Buyer Furnished Equipment (BFE) Estimate:	$ 0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$ 5,298,000	Base Year Index (CPI): 157.160
Refundable Deposit/Aircraft at Proposal Acceptance:	$ 145,000

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery
Delivery Date	Month for Computation of Escalation	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Nov-2006	Oct-2006	1.0889	1.088	35229	$142,428,000	$1,279,280	$5,697,120	$7,121,400	$42,728,400
May-2007	Mar-2007	1.1008	1.098	35230	$143,948,000	$1,294,480	$5,757,920	$7,197,400	$43,184,400
Oct-2007	Sep-2007	1.1173	1.098	35231	$145,791,000	$1,312,910	$5,831,640	$7,289,550	$43,737,300
Apr-2008	Dec-2007	1.1251	1.125	35697	$147,179,000	$1,326,790	$5,887,160	$7,358,950	$44,153,700
May-2008	May-2008	1.142	1.142	35696	$149,391,000	$1,348,910	$5,975,640	$7,469,550	$44,817,300
Oct-2008	Oct-2008	1.1555	1.157	35698	$151,186,000	$1,366,860	$6,047,440	$7,559,300	$45,355,800
Total:	6

APR 34779-1F LAN PA 2126	SA 22	Page 1

Aircraft Information Table No. 9

to Purchase Agreement No. 2126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412000 pounds	Detail Specification: D019T001 (12/22/2003)
Engine Model/Thrust: CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula: Jul-05	Fixed Factor ECI-MFG / CPI
Airframe Price:	$ 105,407,000	Engine Price Base Year/Escalation Formula: Jul-05	GE CF6-80 & GE90 (99 rev.)
Optional Features:	$ 6,039,200
Sub-Total of Airframe and Features:	$ 111,446,200	Airframe Escalation Data:
Engine Price (Per Aircraft):	$ 20,010,080	Base Year Index (ECI): N/A
Aircraft Basic Price (Excluding BFE/SPE):	$ 131,456,280	Base Year Index (ICI): N/A
Buyer Furnished Equipment (BFE) Estimate:	$ 0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$ 6,400,000	Base Year Index (CPI): 163.430
Refundable Deposit/Aircraft at Proposal Accept:	$ 150,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)				Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery)
			Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Nov-2007	1	1.0786	1.103	36710	$149,180,000	$1,341,800	$5,967,200	$7,459,000	$44,754,000
Jul-2008	1	1.1022	1.135	36711	$152,601,000	$1,376,010	$6,104,040	$7,630,050	$45,780,300
Sep-2008	1	1.1069	1.141	36712	$153,275,000	$1,382,750	$6,131,000	$7,663,750	$45,982,500
Total:	3

APR 34779-1F LAN PA 2126	SA 22	Page 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Exhibit A-6 to Purchase Agreement Number 2126

P.A. No. 2126	Exhibit A-6, Page 1	SA-22

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 767-300ER AIRCRAFT

THE LAN AIRCRAFT

The Detail Specification is Boeing Detail Specification D019-T001LAN63E-1 dated as of January 20, 2005. Such Detail Specification will be comprised of Boeing Configuration Specification D019T001, Revision E dated November 5, 2003 to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019- T001LAN63E-1. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Exhibit A-6, Page 1

Exhibit A-C
Purchase Agreement No. @ 2126

CR	Title	2004 DLRS3/AP Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-6, Page 2

Exhibit A-C
Purchase Agreement No. @ 2126

CR	Title	2004 DLRS3/AP Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-6, Page 3

Exhibit A-C
Purchase Agreement No. @ 2126

CR	Title	2004 DLRS3/AP Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-6, Page 4

Exhibit A-C
Purchase Agreement No. @ 2126

CR	Title	2004 DLRS3/AP Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-6, Page 5

Exhibit A-C
Purchase Agreement No. @ 2126

CR	Title	2004 DLRS3/AP Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-6, Page 6

Exhibit A-C
Purchase Agreement No. @ 2126

CR	Title	2004 DLRS3/AP Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-6, Page 7

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Exhibit A-7 to Purchase Agreement Number 2126

Exhibit A-7, Page 1

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 767-300ER AIRCRAFT

THE LAN AIRCRAFT

The Detail Specification is Boeing Detail Specification D019-T001LAN63E-1 dated as of January 20, 2005. Such Detail Specification will be comprised of Boeing Configuration Specification D019T001, Revision E dated November 5, 2003 to incorporate the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). Such Options are set forth in Boeing Document D019- T001LAN63E-1. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Exhibit A-7, Page 1

CR	Title	2005 $FOLLOW ON Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-7, Page 2

CR	Title	2005 $FOLLOW ON Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-7, Page 3

CR	Title	2005 $FOLLOW ON Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-7, Page 4

CR	Title	2005 $FOLLOW ON Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-7, Page 5

CR	Title	2005 $FOLLOW ON Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-7, Page 6

CR	Title	2005 $FOLLOW ON Price Per A/C
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-7, Page 7

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Supplemental Exhibit AE1 to Purchase Agreement Number 2126

P.A. No. 2126 PA_Supp_Ex_AE1_CPI_2005	AE1	SA 22 Rev.: 05/31/2005

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) – P

Where:

Pa =	Airframe Price Adjustment. (For Models 717-200, 737-600, 737-700, 737-800, 737-900, 777-200LR and 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

L =	where ECIb is the base year index (as set forth in Table 1 of this Purchase Agreement)

M =	where CPIb is the base year index (as set forth in Table 1 of this Purchase Agreement)

P =	Airframe Price plus Optional Features Price (as set forth in Table 1 of this Purchase Agreement).

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics Employment Cost Index Manufacturing – Total Compensation (BLS Series ID ECU12402I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February and March; the value released for the second quarter will be used for the months of April, May and June; the value released for the third quarter will be used for the months of July, August and September; the value released for the fourth quarter will be used for the months of October, November and December.

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics Consumer Price Index (BLS Series ID CUUR0000SA0), calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

P.A. No. 2126 PA_Supp_Ex_AE1_CPI_2005	AE1 - 1	SA 22 Rev.: 05/31/2005

As an example, for an Aircraft scheduled to be delivered in the month of July, the months June, July and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:	i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.
ii. .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.
iii. .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.
vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.
2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may

P.A. No. 2126	AE1 - 2	SA-22

lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within 12 months of Aircraft delivery the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

P.A. No. 2126	AE1 - 3	SA-22

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-LAJ-0895R5

LAN Airlines S.A.

Santiago, Chile

Subject:	[***]
Reference:

Purchase Agreement No. 2126 (The Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-LAJ-0895R4 dated 20th of July, 2005.

1.	Credit Memorandum.

In consideration of Customer purchasing the Aircraft, Boeing will provide concurrent with the delivery of each Aircraft contained on the Aircraft Information Tables No. 5, 6, 7, 8 and 9 of the Purchase Agreement a credit memorandum equal to [***] of the escalated Airframe Price. This credit memorandum may be used for the purchase of any Boeing goods and services including aircraft but the credit memorandum may not be used for advance payments.

2.	Export License.

Customer understands and confirms that it is Customer’s responsibility to obtain any required Export License from the relevant U.S. authority. Without accepting any liability for any failure to do so, Boeing will use reasonable endeavors to alert Customer to any regulatory changes of which Boeing becomes aware and which require Buyer to obtain such Export License.

3.	Warranty Modification.

Notwithstanding paragraph 3.2 of Part 2 of Exhibit C to the AGTA, Boeing agrees that the warranty period for a Corrected Boeing Product resulting from a defect in material or workmanship is 6 months or the remainder of the initial warranty period, whichever is longer.

4.	[***].
[***]

5.	[***]
6.	[***]
7.	[***]
8.	[***]
9.	[***]
10.	[***]
10.1	[***]
10.2	[***]
10.3	[***]
10.4	[***]
11.	[***]
11.1	[***]
11.2	[***]
12.	[***]
13	[***]
13.1	[***]
13.2	[***]
14.	[***]
15.	[***]
15.1	[***]
15.2	[***]
16.	[***]
17.	[***]

2

18.	Aircraft Information Tables and Advance Payments.

If any Aircraft Information Table is changed, Boeing will provide Customer with each such revised aircraft information table which will be incorporated into Purchase Agreement 2126 via Supplemental Agreement. If a change to the Purchase Agreement causes the Advance Payments being held for a particular aircraft to change, Boeing will invoice Customer if more advance payments are required and Boeing will provide a refund to Customer if Boeing is holding more advance payments than are required under the Purchase Agreement because of the change. Each such payment or refund as the case may be will be made within 10 business days of the signing of a Supplemental Agreement.

19.	[***]
20.	[***]
20.1	[***]
20.2	[***]
20.3	[***]
21.	Confidentiality.

Customer and Boeing understand that the information contained in this Letter Agreement is considered confidential. Each of Customer and Boeing agree to treat this Letter Agreement as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any third parties, other than as required by applicable law or the Export-Import Bank of the United States. If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,
THE BOEING COMPANY
By:	[Illegible]
Its:	Attorney-In-Fact
ACCEPTED AND AGREED TO this Date: March 31st , 2006
LAN Airlines S.A.
By:	[Illegible]
Its:	Senior VP Corporate Investments

3

Exhibit A to Letter Agreement 6-1162-LAJ-0895R5

Paragraph 20.2

Substitute Aircraft Delivery, Description, Price and Advance Payments

Airframe Mode/MTOW:	767-300ER	412,000	Detail Specification:	D019T002-E (8/28/2003)
Engine Model:	CF6-80C2B6F		Airframe Price Base Year/Escalation Formula:	Jul-04	Fixed Factor ECI-W Airframe
Airframe Price:		$ 112,952,000	Engine Price Base Year/Escalation Formula:	Jul-04	GE CF6-80 & GE90 (99 rev.)
Optional Features:		$ 1,459,900
Sub-Total of Airframe and Features:		$ 114,411,900	Airframe Escalation Data:
Engine Price (Per Aircraft):		$ 19,145,298	Base Year Index (ECI):	N/A
Aircraft Basic Price (Excluding BFE/SPE):		$ 133,557,198	Base Year Index (ICI):	N/A
Buyer Furnished Equipment (BFE) Estimate:		$ 0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:		$ 1,468,000	Base Year Index (CPI):	157.160
Refundable Deposit/Aircraft at Proposal Acceptance:		$ 145,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
				Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Oct-2008	1	1.1555	1.157	$156,050,000	$1,415,500	$6,242,000	$7,802,500	$46,815,000
Total:	1

APR 34778-1F LAN PA 2126	Boeing Proprietary	Page 1

Exhibit B1 to Letter Agreement 6-1162-LAJ-0895R5

Paragraph 20.3

Substitute Aircraft Delivery, Description, Price and Advance Payments

Airframe Mode/MTOW: 767-300ER	412000 pounds	Detail Specification: D019T0012- (12/22/2005)
Engine Model/Thrust: CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula: Jul-05	Fixed Factor ECI-MFG/CPI
Airframe Price:	$ 118340,000	Engine Price Base Year/Escalation Formula: Jul-05	GE CF6-80 & GE90 (99 rev.)
Optional Features:	$ 1,529,500
Sub-Total of Airframe and Features:	$ 119,869,500	Airframe Escalation Data:
Engine Price (Per Aircraft):	$ 20,010,080	Base Year Index (ECI): N/A
Aircraft Basic Price (Excluding BFE/SPE):	$ 131,456,280	Base Year Index (ICI): N/A
Buyer Furnished Equipment (BFE) Estimate:	$ 0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$ 1,535,000	Base Year Index (CPI): 163.430
Refundable Deposit/Aircraft at Proposal Acceptance:	$ 150,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery
					At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Jul-2008	1	1.1022	1.135	$156,524,000	$1,415,240	$6,260,960	$7,826,200	$46,957,200
Total:	1

Boeing Proprietary	Page 1

Exhibit B2 to Letter Agreement 6-1162-LAJ-0895R5

Paragraph 20.3

[***]

Credit Memoranda	[***] Letter 6-1162-LAJ-0895 R4	Oct 2008++ Aircraft	Nov 2007 Aircraft*	Jul & Sep 2008 Aircraft*
Basic Credit Memo	1	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]

Exhibit B2 to Letter Agreement 6-1162-LAJ-0895R5

Paragraph 20.3

[***]

Advance Payments

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

•	Interest on Deferred Amounts	[***]
•	[***]
•	[***]
[***]